MARKETABLE SECURITIES (Schedue of Fair Value of Available-For-Sale Marketable Securities) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Amortized cost
Due within one year	$ 18,217	$ 19,585
Due between one and two years	23,587	22,701
Total Amortized cost	41,804	42,286
Fair value
Due within one year	18,177	19,586
Due between one and two years	23,514	22,705
Total Fair value	$ 41,691	$ 42,291